SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 31, 2000

                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)

TEXAS                        0-8493                       74-1051605
(State or other       (Commission File Number)           (I.R.S.  Employer
jurisdiction                                              Identification No.)
of incorporation)

2707 NORTH LOOP WEST
HOUSTON, TEXAS                                            77008
(Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code: (713) 868-7700

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Item 5.  Other Events.
         ------------
On August 31, 2000, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's Receipt of an Order for $23.6 Million in Oilfield Equipment.

Item 7.  Exhibits.
         --------

Exhibit 99.1 Company Press Release dated August 31, 2000, titled "Stewart & Stevenson Services Receives Confirmation of Financing For Gazprom's Recent Order of $23.6 Million in Oilfield Equipment."

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     STEWART & STEVENSON SERVICES, INC.



Date:  August 31, 2000             By:  /s/ JOHN H. DOSTER
                                         Name:  John H. Doster
                                         Title: Senior Vice President
                                                and Chief Financial
                                                Officer


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